UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 9, 2011

Interval Leisure Group, Inc.

(Exact name of registrant as specified in charter)

Delaware	001-34062	26-2590997
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6262 Sunset Drive, Miami, FL	33143
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (305) 666-1861

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 9, 2011, the Board of Directors of Interval Leisure Group, Inc. amended our Second Amended and Restated By-Laws to remove from Article II Sections 1 and 2 of the By-laws references to Rule 14a-11 under the Securities Exchange Act of 1934, as amended, and related references. Following adoption of the Second Amended and Restated By-laws last year to add references to this rule, the Securities and Exchange Commission rescinded the rule.

This summary of the amendments to the By-Laws is qualified by reference to the Third Amended and Restated By-Laws of Interval Leisure Group, Inc., a copy of which is filed herewith as Exhibit 3.2.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(d)           Exhibits to this Form 8-K

Exhibit No.	Description
3.2	Third Amended and Restated Bylaws of Interval Leisure Group, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Interval Leisure Group, Inc.

By:	/s/ Victoria J. Kincke
Name:	Victoria J. Kincke
Title:	Senior Vice President and
General Counsel

Date:  December 13, 2011

EXHIBIT LIST

Exhibit No.	Description
3.2	Third Amended and Restated Bylaws of Interval Leisure Group, Inc.